Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended March 31, 2024

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

Consolidation of Huatai Group Effective July 1, 2023

Effective July 1, 2023, the company increased its aggregate ownership interest in Huatai Group (Huatai), resulting in a majority controlling interest, and applied consolidation accounting beginning third quarter 2023.

In this financial supplement, business activity for, and the financial position of, Huatai is reported at 100%, as required, except for core operating income, net income, book value, tangible book value, ROE, per share data, and certain other key metrics, which include only the company’s ownership interest and exclude the non-controlling interest.

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended March 31			Constant $	Constant $
	2024	2023	% Change	2023	% Change

Gross premiums written	$14,425	$13,004	10.9%	$12,993	11.0%

Net premiums written	$12,221	$10,710	14.1%	$10,697	14.2%

P&C net premiums written	$10,588	$9,417	12.4%	$9,439	12.2%

Global P&C net premiums written	$10,339	$9,124	13.3%	$9,146	13.0%

Life Insurance net premiums written	$1,633	$1,293	26.3%	$1,258	29.7%

Net premiums earned	$11,583	$10,142	14.2%	$10,115	14.5%

P&C underwriting income	$1,400	$1,213	15.4%	$1,216	15.1%

P&C CAY underwriting income ex Cats	$1,628	$1,475	10.3%	$1,479	10.1%

Adjusted net investment income	$1,482	$1,200	23.5%	$1,199	23.6%

Core operating income	$2,216	$1,842	20.3%	$1,839	20.5%

Adjusted operating cash flow	$3,624	$2,251

Net investment income	$1,391	$1,107	25.7%	$1,106	25.8%

Chubb net income	$2,143	$1,892	13.3%

Operating cash flow	$3,220	$2,251

P&C combined ratio
Loss and loss expense ratio	58.1%	58.9%
Policy acquisition cost and administrative expense ratio	27.9%	27.4%

Combined ratio	86.0%	86.3%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	56.1%	55.9%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.6%	27.5%

CAY combined ratio ex Cats	83.7%	83.4%

ROE	14.3%	14.6%
Core operating return on tangible equity (ROTE)	21.9%	19.4%
Core operating return on equity (ROE)	13.7%	12.6%

Effective tax rate	13.7%	16.9%
Core operating effective tax rate (1)	15.2%	18.1%

Diluted earnings per share

Chubb net income	$5.23	$4.53	15.5%

Core operating income	$5.41	$4.41	22.7%

Weighted average basic common shares outstanding	405.7	414.3
Weighted average diluted common shares outstanding	409.7	417.9

			% Change
	March 31 2024	December 31 2023	1Q-24 vs. 4Q-23

Book value per common share	$149.09	$146.83	1.5%
Tangible book value per common share	$89.55	$87.98	1.8%

Book value per common share, excl. AOCI	$167.28	$163.64	2.2%
Tangible book value per common share, excl. AOCI	$105.75	$102.78	2.9%

(1) Q1 2024 includes an incremental deferred tax benefit of $55 million related to the Bermuda tax law (tax benefit) enacted in December 2023. Excluding this tax benefit, core operating effective tax rate for the quarter is 17.3%.

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations	1Q-24	4Q-23	3Q-23	2Q-23	1Q-23	Full Year 2023

Gross premiums written	$14,425	$13,646	$15,996	$14,880	$13,004	$57,526

Net premiums written	12,221	11,596	13,104	11,951	10,710	47,361

Net premiums earned	11,583	11,897	12,674	10,999	10,142	45,712

Adjusted losses and loss expenses (1)	5,728	6,165	7,113	5,678	5,149	24,105

Realized (gains) losses on crop derivatives	1	2	7	(5)	1	5

Losses and loss expenses	5,727	6,163	7,106	5,683	5,148	24,100

Adjusted policy benefits (2)	1,170	1,052	957	842	822	3,673

Gains (losses) from fair value changes in separate account liabilities	(10)	(11)	19	12	25	45

Policy benefits	1,180	1,063	938	830	797	3,628

Policy acquisition costs	2,207	2,117	2,178	2,016	1,948	8,259

Administrative expenses	1,070	1,048	1,060	969	930	4,007

Adjusted net investment income (3)	1,482	1,487	1,415	1,241	1,200	5,343

Other (income) expense from private equity partnerships	(86)	(109)	(92)	(93)	(91)	(385)

Amortization expense of fair value adjustment on acquired invested assets	(5)	(7)	(9)	(3)	(2)	(21)

Net investment income	1,391	1,371	1,314	1,145	1,107	4,937

Adjusted realized gains (losses) (4)	(100)	(121)	(96)	(309)	(76)	(602)

Realized gains (losses) on crop derivatives	(1)	(2)	(7)	5	(1)	(5)

Net realized gains (losses)	(101)	(123)	(103)	(304)	(77)	(607)

Market risk benefits gains (losses)	21	(153)	(32)	(7)	(115)	(307)

Adjusted interest expense (5)	183	179	179	170	165	693

Amortization benefit of fair value adjustment on acquired long term debt	(5)	(6)	(5)	(5)	(5)	(21)

Interest expense	178	173	174	165	160	672

Gains (losses) from fair value changes in separate account assets	10	11	(19)	(12)	(25)	(45)

Net realized gains (losses) related to unconsolidated entities	101	143	59	(9)	238	431

Other income (expense) from private equity partnerships	86	109	92	93	91	385

Other income (expense) - operating	(6)	23	22	28	(8)	65

Other income (expense)	191	286	154	100	296	836

Amortization expense of purchased intangibles	80	84	84	70	72	310

Cigna integration expenses	7	18	14	15	22	69

Income tax expense (benefit)	342	(678)	413	392	384	511

Net income	$2,294	$3,290	$2,040	$1,793	$1,892	$9,015

Less: NCI income (loss)	151	(10)	(3)	-	-	(13)

Chubb net income	$2,143	$3,300	$2,043	$1,793	$1,892	$9,028

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results	1Q-24	4Q-23	3Q-23	2Q-23	1Q-23	Full Year 2023

P&C underwriting income

Gross premiums written	$12,724	$12,122	$14,467	$13,538	$11,645	$51,772
Net premiums written	10,588	10,146	11,652	10,681	9,417	41,896
Net premiums earned	9,972	10,461	11,232	9,743	8,878	40,314
Adjusted losses and loss expenses	5,696	6,138	7,093	5,643	5,117	23,991
Policy benefits	100	119	91	137	110	457
Policy acquisition costs	1,913	1,857	1,899	1,739	1,675	7,170
Administrative expenses	863	830	844	799	763	3,236

P&C underwriting income	$1,400	$1,517	$1,305	$1,425	$1,213	$5,460

P&C CAY underwriting income ex Cats	$1,628	$1,640	$1,775	$1,625	$1,475	$6,515

% Change versus prior year period
Net premiums written	12.4%	12.5%	8.4%	9.8%	9.3%	9.9%
Net premiums earned	12.3%	11.8%	9.2%	8.1%	8.3%	9.4%

Net premiums written constant $	12.2%	11.3%	7.6%	10.4%	11.0%	9.9%
Net premiums earned constant $	12.2%	10.6%	8.1%	8.7%	9.8%	9.3%

P&C combined ratio
Loss and loss expense ratio	58.1%	59.8%	64.0%	59.3%	58.9%	60.6%
Policy acquisition cost ratio	19.2%	17.8%	16.9%	17.9%	18.8%	17.8%
Administrative expense ratio	8.7%	7.9%	7.5%	8.2%	8.6%	8.1%

Combined ratio	86.0%	85.5%	88.4%	85.4%	86.3%	86.5%

CAY P&C combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	56.1%	58.7%	60.1%	57.4%	55.9%	58.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.6%	25.6%	24.2%	25.9%	27.5%	25.7%

CAY combined ratio ex Cats	83.7%	84.3%	84.3%	83.3%	83.4%	83.9%

Other ratios
Net premiums written/gross premiums written	83%	84%	81%	79%	81%	81%

Expense ratio	27.9%	25.7%	24.4%	26.1%	27.4%	25.9%
Expense ratio excluding A&H	26.1%	23.9%	22.6%	24.3%	25.7%	24.0%

Catastrophe losses - pre-tax	$435	$300	$670	$400	$458	$1,828
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(207)	$(177)	$(200)	$(200)	$(196)	$(773)
Impact of catastrophe losses on P&C combined ratio - Unfavorable	4.4%	2.9%	6.0%	4.1%	5.1%	4.5%

Impact of PPD on P&C combined ratio - Favorable	-2.1%	-1.7%	-1.9%	-2.0%	-2.2%	-1.9%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	2.3%	1.2%	4.1%	2.1%	2.9%	2.6%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C	1Q-24	4Q-23	3Q-23	2Q-23	1Q-23	Full Year 2023

Global P&C underwriting income
Gross premiums written	$12,296	$11,614	$12,063	$12,449	$11,240	$47,366
Net premiums written	10,339	9,539	10,131	9,914	9,124	38,708
Net premiums earned	9,844	9,626	9,692	9,108	8,719	37,145
Adjusted losses and loss expenses	5,647	5,267	5,737	5,136	4,977	21,117
Policy benefits	100	119	91	137	110	457
Policy acquisition costs	1,892	1,835	1,823	1,702	1,660	7,020
Administrative expenses	861	840	841	796	760	3,237

Global P&C underwriting income	$1,344	$1,565	$1,200	$1,337	$1,212	$5,314

Global P&C CAY underwriting income ex Cats	$1,597	$1,692	$1,661	$1,545	$1,450	$6,348

% Change versus prior year period
Net premiums written	13.3%	10.5%	12.3%	10.2%	6.7%	10.0%
Net premiums earned	12.9%	10.2%	12.5%	7.9%	6.0%	9.2%

Net premiums written constant $	13.0%	9.2%	11.2%	10.9%	8.3%	10.0%
Net premiums earned constant $	12.8%	8.9%	11.2%	8.6%	7.5%	9.1%

Combined ratio

Loss and loss expense ratio	58.4%	56.0%	60.1%	57.9%	58.3%	58.1%
Policy acquisition cost ratio	19.2%	19.0%	18.8%	18.7%	19.1%	18.9%
Administrative expense ratio	8.7%	8.7%	8.7%	8.7%	8.7%	8.7%

Combined ratio	86.3%	83.7%	87.6%	85.3%	86.1%	85.7%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	55.9%	54.7%	55.7%	55.8%	55.6%	55.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.9%	27.7%	27.3%	27.3%	27.8%	27.5%

CAY combined ratio ex Cats	83.8%	82.4%	83.0%	83.1%	83.4%	83.0%

Other ratios
Net premiums written/gross premiums written	84%	82%	84%	80%	81%	82%

Expense ratio	27.9%	27.7%	27.5%	27.4%	27.8%	27.6%
Expense ratio excluding A&H	26.2%	26.1%	25.6%	25.7%	26.0%	25.8%
Catastrophe losses - pre-tax	$432	$298	$652	$405	$434	$1,789
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(179)	$(171)	$(191)	$(197)	$(196)	$(755)

Impact of catastrophe losses on combined ratio - Unfavorable	4.3%	3.0%	6.7%	4.4%	5.0%	4.8%
Impact of PPD on combined ratio - Favorable	-1.8%	-1.8%	-2.1%	-2.2%	-2.3%	-2.1%
Impact of Cats and PPD on combined ratio - Unfavorable	2.5%	1.2%	4.6%	2.2%	2.7%	2.7%

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	March 31 2024	December 31 2023
Assets

Short-term investments, at fair value	$5,107	$4,551
Fixed maturities available for sale, at fair value	108,289	106,571
Private debt held-for-investment, at amortized cost	2,708	2,553
Equity securities, at fair value	3,769	3,455
Private equities	14,281	14,078
Other investments	6,216	5,527

Total investments	140,370	136,735

Cash and restricted cash	2,651	2,621
Securities lending collateral	1,708	1,299
Insurance and reinsurance balances receivable	13,991	13,379
Reinsurance recoverable on losses and loss expenses	19,109	19,952
Deferred policy acquisition costs	7,537	7,152
Value of business acquired (VOBA)	3,617	3,674
Prepaid reinsurance premiums	3,241	3,221
Goodwill and other intangible assets ($25,660 represents Chubb portion as of 03/31/2024)	26,405	26,461
Deferred tax assets	1,761	1,741
Separate account assets	5,864	5,573
Other assets	8,613	8,874

Total assets	$234,867	$230,682

Liabilities
Unpaid losses and loss expenses	$80,341	$80,122
Unearned premiums	22,728	22,051

Future policy benefits	14,375	13,888

Market risk benefits	611	771

Policyholder account balances	7,560	7,462

Separate account liabilities	5,864	5,573
Insurance and reinsurance balances payable	8,505	8,302
Securities lending payable	1,708	1,299
Accounts payable, accrued expenses, and other liabilities	11,379	11,165
Deferred tax liabilities	1,543	1,555
Short-term and long-term debt	15,513	14,495
Trust preferred securities	309	308

Total liabilities	170,436	166,991

Shareholders’ equity
Chubb shareholders’ equity, excl. AOCI	67,921	66,316
Accumulated other comprehensive income (loss) (AOCI)	(7,386)	(6,809)

Chubb shareholders’ equity	60,535	59,507
Noncontrolling interests	3,896	4,184

Total shareholders’ equity	64,431	63,691

Total liabilities and shareholders’ equity	$234,867	$230,682

Book value per common share	$149.09	$146.83
% change over prior quarter	1.5%	14.4%
Tangible book value per common share (1)	$89.55	$87.98
% change over prior quarter	1.8%	24.1%

Book value per common share, excl. AOCI	$167.28	$163.64
% change over prior quarter	2.2%	4.5%
Tangible book value per common share, excl. AOCI	$105.75	$102.78
% change over prior quarter	2.9%	6.1%

(1) Refer to page 24 in this financial supplement for more details.

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Product Line

(in millions of U.S. dollars)

(Unaudited)

				Constant $
	1Q-24	1Q-23	% Change	% Change
Net premiums written

Property and other short-tail lines	$2,360	$2,025	16.5%	16.4%
Commercial casualty	2,210	1,903	16.1%	15.8%
Financial lines	1,108	1,156	-4.1%	-4.4%
Workers’ compensation	629	618	1.8%	1.8%
Commercial multiple peril (1)	368	340	8.0%	8.0%
Surety	184	160	15.1%	13.0%

Total Commercial P&C lines	6,859	6,202	10.6%	10.3%

Agriculture	249	293	-15.0%	-15.0%

Personal homeowners	1,065	902	18.1%	18.4%
Personal automobile	642	427	50.4%	44.3%
Personal other	565	507	11.4%	11.8%

Total Personal lines	2,272	1,836	23.8%	22.8%

Global A&H - P&C	849	809	4.9%	5.9%

Reinsurance lines	359	277	29.7%	29.7%

Total P&C	$10,588	$9,417	12.4%	12.2%

Life Insurance	1,633	1,293	26.3%	29.7%

Total Consolidated	$12,221	$10,710	14.1%	14.2%

(1) Commercial multiple peril represents retail package business (property and general liability).

Product Line	Page 6

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Three months ended March 31, 2024
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q1 2024	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$4,689	$1,456	$249	$3,835	$359	$-	$10,588	$1,633	$12,221
% of total net premiums written	39%	12%	2%	31%	3%	-	87%	13%	100%
Net premiums earned	4,880	1,471	128	3,198	295	-	9,972	1,611	11,583
Adjusted losses and loss expenses	3,175	899	49	1,426	137	10	5,696	32	5,728
Adjusted policy benefits	-	-	-	100	-	-	100	1,070	1,170
Policy acquisition costs	688	300	21	823	81	-	1,913	294	2,207
Administrative expenses	328	86	2	331	9	107	863	207	1,070

Underwriting income (loss)	689	186	56	518	68	(117)	1,400	8	1,408
Adjusted net investment income	826	102	21	267	57	(21)	1,252	230	1,482
Other income (expense) - operating	(7)	(1)	-	(5)	-	(33)	(46)	40	(6)
Amortization expense of purchased intangibles	-	(2)	(6)	(20)	-	(42)	(70)	(10)	(80)

Segment income (loss)	$1,508	$285	$71	$760	$125	$(213)	$2,536	$268	$2,804

Combined ratio	85.9%	87.4%	56.6%	83.8%	76.9%		86.0%
CAY combined ratio ex Cats	82.0%	79.3%	81.6%	85.8%	76.5%		83.7%

	Three months ended March 31, 2023
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q1 2023	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$4,288	$1,296	$293	$3,263	$277	$-	$9,417	$1,293	$10,710
% of total net premiums written	40%	12%	3%	30%	3%	-	88%	12%	100%
Net premiums earned	4,369	1,320	159	2,786	244	-	8,878	1,264	10,142
Adjusted losses and loss expenses	2,729	888	140	1,237	112	11	5,117	32	5,149
Adjusted policy benefits	-	-	-	110	-	-	110	712	822
Policy acquisition costs	613	272	15	713	62	-	1,675	273	1,948
Administrative expenses	295	79	3	280	9	97	763	167	930

Underwriting income (loss)	732	81	1	446	61	(108)	1,213	80	1,293
Adjusted net investment income	698	82	17	188	49	13	1,047	153	1,200
Other income (expense) -operating	(7)	(1)	(1)	9	1	(24)	(23)	15	(8)
Amortization expense of purchased intangibles	-	(2)	(6)	(18)	-	(42)	(68)	(4)	(72)

Segment income (loss)	$1,423	$160	$11	$625	$111	$(161)	$2,169	$244	$2,413

Combined ratio	83.2%	93.9%	99.2%	84.0%	75.1%		86.3%
CAY combined ratio ex Cats	81.2%	80.6%	83.9%	85.1%	78.4%		83.4%

Consol Results - QTD	Page 7

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						Full Year
	1Q-24	4Q-23	3Q-23	2Q-23	1Q-23	2023
Gross premiums written	$5,431	$5,752	$6,131	$6,611	$5,316	$23,810
Net premiums written	4,689	4,662	5,132	5,155	4,288	19,237
Net premiums earned	4,880	4,706	4,735	4,606	4,369	18,416
Losses and loss expenses	3,175	2,631	3,025	2,871	2,729	11,256
Policy acquisition costs	688	648	640	614	613	2,515
Administrative expenses	328	316	323	316	295	1,250

Underwriting income	689	1,111	747	805	732	3,395
Adjusted net investment income	826	813	780	726	698	3,017
Other income (expense) - operating	(7)	(4)	(6)	(5)	(7)	(22)

Segment income	$1,508	$1,920	$1,521	$1,526	$1,423	$6,390

CAY underwriting income ex Cats	$877	$990	$909	$890	$822	$3,611

Combined ratio
Loss and loss expense ratio	65.1%	55.9%	63.9%	62.3%	62.5%	61.1%
Policy acquisition cost ratio	14.1%	13.8%	13.5%	13.3%	14.0%	13.7%
Administrative expense ratio	6.7%	6.7%	6.8%	6.9%	6.7%	6.8%

Combined ratio	85.9%	76.4%	84.2%	82.5%	83.2%	81.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	61.4%	58.6%	61.1%	60.7%	60.5%	60.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	20.6%	20.4%	20.0%	20.0%	20.7%	20.3%

CAY combined ratio ex Cats (1)	82.0%	79.0%	81.1%	80.7%	81.2%	80.5%

Catastrophe losses - pre-tax	$236	$71	$246	$231	$162	$710
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(48)	$(192)	$(84)	$(146)	$(72)	$(494)

% Change versus prior year period
Net premiums written	9.4%	4.4%	8.7%	10.5%	6.2%	7.5%
Net premiums earned	11.7%	5.5%	10.6%	8.4%	6.2%	7.7%

Other ratios
Net premiums written/gross premiums written	86%	81%	84%	78%	81%	81%

Production by Size - Net premiums written (2)
Major Accounts & Specialty	$2,779	$2,788	$3,075	$3,307	$2,483	$11,653
Commercial	1,910	1,874	2,057	1,848	1,805	7,584

Total	$4,689	$4,662	$5,132	$5,155	$4,288	$19,237

(1) Q1 2024 includes a 0.7 percentage point adverse impact from a large structured transaction.

(2) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 8

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						Full Year
	1Q-24	4Q-23	3Q-23	2Q-23	1Q-23	2023

Gross premiums written	$1,679	$1,695	$1,750	$1,811	$1,483	$6,739
Net premiums written	1,456	1,474	1,527	1,581	1,296	5,878
Net premiums earned	1,471	1,452	1,407	1,357	1,320	5,536
Losses and loss expenses	899	877	900	846	888	3,511
Policy acquisition costs	300	292	287	277	272	1,128
Administrative expenses	86	82	84	84	79	329

Underwriting income	186	201	136	150	81	568
Net investment income	102	96	94	86	82	358
Other income (expense) - operating	(1)	(1)	(2)	1	(1)	(3)
Amortization expense of purchased intangibles	(2)	(1)	(3)	(3)	(2)	(9)

Segment income	$285	$295	$225	$234	$160	$914

CAY underwriting income ex Cats	$304	$285	$297	$264	$257	$1,103

Combined ratio
Loss and loss expense ratio	61.1%	60.4%	63.9%	62.4%	67.3%	63.4%
Policy acquisition cost ratio	20.4%	20.1%	20.4%	20.4%	20.6%	20.4%
Administrative expense ratio	5.9%	5.7%	6.0%	6.1%	6.0%	5.9%

Combined ratio	87.4%	86.2%	90.3%	88.9%	93.9%	89.7%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	53.1%	54.7%	52.4%	54.0%	53.9%	53.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.2%	25.7%	26.5%	26.5%	26.7%	26.3%

CAY combined ratio ex Cats	79.3%	80.4%	78.9%	80.5%	80.6%	80.1%

Catastrophe losses - pre-tax	$170	$83	$280	$147	$159	$669
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(52)	$1	$(119)	$(33)	$17	$(134)

% Change versus prior year period
Net premiums written	12.3%	12.1%	9.6%	10.8%	9.9%	10.6%
Net premiums earned	11.4%	9.4%	5.5%	6.7%	5.9%	6.9%

Other ratios
Net premiums written/gross premiums written	87%	87%	87%	87%	87%	87%

NA Personal	Page 9

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						Full Year
	1Q-24	4Q-23	3Q-23	2Q-23	1Q-23	2023

Gross premiums written	$428	$508	$2,404	$1,089	$405	$4,406
Net premiums written	249	607	1,521	767	293	3,188
Net premiums earned	128	835	1,540	635	159	3,169
Adjusted losses and loss expenses	49	871	1,356	507	140	2,874
Policy acquisition costs	21	22	76	37	15	150
Administrative expenses	2	(10)	3	3	3	(1)

Underwriting income (loss)	56	(48)	105	88	1	146
Net investment income	21	20	12	14	17	63
Other income (expense) - operating	-	(1)	-	1	(1)	(1)
Amortization expense of purchased intangibles	(6)	(6)	(6)	(7)	(6)	(25)

Segment income (loss)	$71	$(35)	$111	$96	$11	$183

CAY underwriting income (loss) ex Cats	$31	$(52)	$114	$80	$25	$167

Combined ratio
Loss and loss expense ratio	38.6%	104.4%	88.1%	79.7%	88.5%	90.7%
Policy acquisition cost ratio	16.8%	2.7%	4.9%	5.9%	9.3%	4.7%
Administrative expense ratio	1.2%	-1.3%	0.2%	0.6%	1.4%	0.0%

Combined ratio	56.6%	105.8%	93.2%	86.2%	99.2%	95.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	69.5%	104.7%	87.5%	80.9%	73.1%	90.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	12.1%	1.4%	5.2%	6.5%	10.8%	4.6%

CAY combined ratio ex Cats	81.6%	106.1%	92.7%	87.4%	83.9%	94.7%

Unfavorable (favorable) Catastrophe losses - pre-tax	$3	$2	$18	$(5)	$24	$39
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(28)	$(6)	$(9)	$(3)	$-	$(18)

% Change versus prior year period
Net premiums written	-15.0%	58.2%	-11.7%	4.0%	NM	9.7%
Net premiums earned	-19.4%	34.4%	-8.0%	11.0%	NM	11.7%

Other ratios
Net premiums written/gross premiums written	58%	119%	63%	70%	72%	72%

NA Agriculture	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	1Q-24	4Q-23	3Q-23	2Q-23	1Q-23	Full Year 2023

Gross premiums written	$4,775	$3,961	$3,897	$3,677	$4,131	$15,666
Net premiums written	3,835	3,216	3,211	2,885	3,263	12,575
Net premiums earned	3,198	3,226	3,311	2,908	2,786	12,231
Losses and loss expenses	1,426	1,504	1,635	1,267	1,237	5,643
Policy benefits	100	119	91	137	110	457
Policy acquisition costs	823	827	827	746	713	3,113
Administrative expenses	331	320	327	292	280	1,219

Underwriting income	518	456	431	466	446	1,799
Adjusted net investment income	267	259	248	200	188	895
Other income (expense) - operating	(5)	(4)	10	10	9	25
Amortization expense of purchased intangibles	(20)	(18)	(19)	(15)	(18)	(70)

Segment income	$760	$693	$670	$661	$625	$2,649

CAY underwriting income ex Cats	$455	$477	$502	$431	$416	$1,826

Combined ratio
Loss and loss expense ratio	47.7%	50.3%	52.1%	48.3%	48.4%	49.9%
Policy acquisition cost ratio	25.7%	25.6%	25.0%	25.7%	25.6%	25.4%
Administrative expense ratio	10.4%	10.0%	9.9%	10.0%	10.0%	10.0%

Combined ratio	83.8%	85.9%	87.0%	84.0%	84.0%	85.3%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	49.7%	49.7%	50.0%	49.5%	49.4%	49.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	36.1%	35.5%	34.8%	35.7%	35.7%	35.4%

CAY combined ratio ex Cats	85.8%	85.2%	84.8%	85.2%	85.1%	85.1%

Catastrophe losses - pre-tax	$26	$144	$120	$26	$113	$403
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(89)	$(123)	$(49)	$(61)	$(143)	$(376)

% Change versus prior year period
Net premiums written	17.5%	19.3%	21.4%	9.3%	6.0%	13.7%
Net premiums written - Commercial	12.2%	13.2%	17.0%	9.2%	6.2%	11.2%
Net premiums written - Consumer	27.1%	29.5%	28.4%	9.3%	5.6%	17.8%
Net premiums earned	14.8%	17.8%	20.8%	7.9%	6.0%	13.2%

Net premiums written constant $	16.7%	15.0%	17.3%	10.9%	10.0%	13.3%
Net premiums written - Commercial	11.4%	10.1%	14.6%	11.9%	10.8%	11.8%
Net premiums written - Consumer	26.2%	23.2%	21.4%	9.5%	8.6%	15.7%
Net premiums earned constant $	14.4%	13.5%	16.1%	9.2%	9.9%	12.3%

Other ratios: Net premiums written/gross premiums written	80%	81%	82%	78%	79%	80%

Production by Region - Net premiums written	1Q-24	1Q-23	% Change	Constant $ % Change
Europe, Middle East and Africa	$1,869	$1,721	8.6%	6.8%
Latin America	777	661	17.5%	12.9%
Asia	1,161	861	34.7%	40.1%
Other (1)	28	20	42.5%	42.9%

Total	$3,835	$3,263	17.5%	16.7%

(1) Includes the company’s international supplemental A&H business of Combined Insurance and other international operations.

Overseas General Insurance	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance
	1Q-24	4Q-23	3Q-23	2Q-23	1Q-23	Full Year 2023

Gross premiums written	$411	$206	$285	$350	$310	$1,151
Net premiums written	359	187	261	293	277	1,018
Net premiums earned	295	242	239	237	244	962
Losses and loss expenses	137	107	116	91	112	426
Policy acquisition costs	81	68	69	65	62	264
Administrative expenses	9	10	9	9	9	37

Underwriting income	68	57	45	72	61	235
Adjusted net investment income	57	64	47	48	49	208
Other income (expense) - operating	-	1	-	-	1	2

Segment income	$125	$122	$92	$120	$111	$445

CAY underwriting income ex Cats	$69	$54	$51	$56	$53	$214

Combined ratio
Loss and loss expense ratio	46.3%	44.1%	48.4%	38.7%	45.7%	44.3%
Policy acquisition cost ratio	27.5%	28.1%	29.1%	27.0%	25.6%	27.4%
Administrative expense ratio	3.1%	3.9%	3.8%	3.9%	3.8%	3.8%

Combined ratio	76.9%	76.1%	81.3%	69.6%	75.1%	75.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	46.0%	45.7%	45.9%	46.7%	49.0%	46.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	30.5%	31.9%	32.9%	30.1%	29.4%	31.1%

CAY combined ratio ex Cats	76.5%	77.6%	78.8%	76.8%	78.4%	77.9%

Catastrophe losses - pre-tax	$-	$-	$6	$1	$-	$7
Unfavorable (favorable) prior period development (PPD) - pre-tax	$1	$(3)	$-	$(17)	$(8)	$(28)

% Change versus prior year period
Net premiums written as reported	29.7%	15.1%	-1.4%	11.6%	9.4%	8.0%
Net premiums earned as reported	20.8%	15.5%	-6.5%	6.7%	3.9%	4.3%

Net premiums written constant $	29.7%	14.3%	-1.8%	12.4%	10.4%	8.2%
Net premiums earned constant $	20.8%	14.2%	-7.1%	7.0%	5.0%	4.2%

Other ratios
Net premiums written/gross premiums written	87%	91%	91%	84%	89%	88%

Global Reinsurance	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance						Full Year
	1Q-24	4Q-23	3Q-23	2Q-23	1Q-23	2023

Gross premiums written	$1,701	$1,524	$1,529	$1,342	$1,359	$5,754

Net premiums written	1,633	1,450	1,452	1,270	1,293	5,465

Net premiums earned	1,611	1,436	1,442	1,256	1,264	5,398

Losses and loss expenses	32	27	20	35	32	114

Adjusted policy benefits	1,070	933	866	705	712	3,216

Policy acquisition costs	294	260	279	277	273	1,089

Administrative expenses	207	218	216	170	167	771

Adjusted net investment income	230	231	211	161	153	756

Other income (expense) - operating (1)	40	46	28	26	15	115

Amortization expense of purchased intangibles	(10)	(12)	(12)	(2)	(4)	(30)

Segment income	$268	$263	$288	$254	$244	$1,049

% Change versus prior year period

Net premiums written	26.3%	20.3%	14.9%	126.1%	124.4%	51.5%

Net premiums earned	27.5%	21.2%	15.9%	132.9%	133.1%	53.8%

Net premiums written constant $	29.7%	17.2%	15.2%	127.6%	128.7%	50.9%

Net premiums earned constant $	31.2%	18.2%	16.2%	134.5%	137.2%	53.2%

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

				Constant $
	1Q-24	1Q-23	% Change	% Change

International life insurance net premiums written	$1,374	$1,045	31.5%	35.9%

International life insurance deposits (2)	600	309	93.9%	99.4%

Total international life insurance net premiums written and deposits	$1,974	$1,354	45.8%	50.5%

International life insurance segment income	$225	$198	13.6%	17.3%

(1) Includes non-premium revenue and expenses unrelated to our core insurance operations from the management of third-party assets by Huatai’s asset management businesses.

(2) Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate
	1Q-24	4Q-23	3Q-23	2Q-23	1Q-23	Full Year 2023

Adjusted loss and loss expenses	$10	$148	$61	$61	$11	$281
Administrative expenses	107	112	98	95	97	402

Underwriting loss	(117)	(260)	(159)	(156)	(108)	(683)

Adjusted net investment income	(21)	4	23	6	13	46

Other income (expense) - operating	(33)	(14)	(8)	(5)	(24)	(51)

Adjusted interest expense	(183)	(179)	(179)	(170)	(165)	(693)
Amortization expense of purchased intangibles	(42)	(47)	(44)	(43)	(42)	(176)
Cigna integration expenses	(7)	(18)	(14)	(15)	(22)	(69)
Amortization of fair value adjustment of acquired invested assets and long-term debt	-	(1)	(4)	2	3	-

Adjusted net realized gains (losses)	1	22	(37)	(318)	162	(171)
Market risk benefits gains (losses)	21	(153)	(32)	(7)	(115)	(307)
Income tax (expense) benefit	(342)	678	(413)	(392)	(384)	(511)
Less: NCI income (loss)	151	(10)	(3)	-	-	(13)

Net (loss) benefit	$(874)	$42	$(864)	$(1,098)	$(682)	$(2,602)

Unfavorable (favorable) prior period development (PPD) - pre-tax	$9	$146	$61	$60	$10	$277

Corporate	Page 14

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to

	Gross	Ceded	Net	Incurred Ratio

Balance at December 31, 2022	$75,747	$17,086	$58,661
Losses and loss expenses incurred	6,306	1,158	5,148
Losses and loss expenses paid	(6,315)	(1,599)	(4,716)	92%
Other (incl. foreign exch. revaluation)	(321)	(125)	(196)

Balance at March 31, 2023	$75,417	$16,520	$58,897
Losses and loss expenses incurred	7,174	1,491	5,683
Losses and loss expenses paid	(6,595)	(1,520)	(5,075)	89%
Other (incl. foreign exch. revaluation)	484	117	367

Balance at June 30, 2023	$76,480	$16,608	$59,872
Losses and loss expenses incurred	9,709	2,603	7,106
Losses and loss expenses paid	(6,921)	(1,701)	(5,220)	73%
Other (incl. foreign exch. revaluation)	437	298	139

Balance at September 30, 2023	$79,705	$17,808	$61,897
Losses and loss expenses incurred	8,157	1,994	6,163
Losses and loss expenses paid	(7,971)	(1,971)	(6,000)	97%
Other (incl. foreign exch. revaluation)	231	53	178

Balance at December 31, 2023	$80,122	$17,884	$62,238
Losses and loss expenses incurred	6,603	876	5,727
Losses and loss expenses paid	(6,423)	(1,601)	(4,822)	84%
Other (incl. foreign exch. revaluation)	39	4	35

Balance at March 31, 2024	$80,341	$17,163	$63,178
Add net recoverable on paid losses	-	1,946	(1,946)

Balance including net recoverable on paid losses	$80,341	$19,109	$61,232

Loss Reserve Rollforward	Page 15

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division
	March 31	December 31
	2024	2023
Reinsurance recoverable on paid losses and loss expenses

Active operations	$1,573	$1,670

Brandywine and Other Run-off	458	480

Total	$2,031	$2,150

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$16,238	$16,949

Brandywine and Other Run-off	1,215	1,220

Total	$17,453	$18,169

Gross reinsurance recoverable

Active operations	$17,811	$18,619

Brandywine and Other Run-off	1,673	1,700

Total	$19,484	$20,319

Provision for uncollectible reinsurance (1)

Active operations	$(252)	$(240)

Brandywine and Other Run-off	(123)	(127)

Total	$(375)	$(367)

Net reinsurance recoverable

Active operations	$17,559	$18,379

Brandywine and Other Run-off	1,550	1,573

Total	$19,109	$19,952

(1) The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $4.4 billion.

Reinsurance Recoverable	Page 16

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	March 31		December 31
	2024		2023
Market Value

Fixed maturities available for sale	$108,289		$106,571

Other investments-fixed maturities	4,408		3,773

Short-term investments	5,107		4,551

Total fixed maturities	$117,804		$114,895

Asset Allocation by Market Value

U.S. Treasury / Agency	$2,899	2%	$3,590	3%

Corporate and asset-backed securities	43,447	38%	42,830	37%

Mortgage-backed securities	23,755	20%	22,058	19%

Municipal	2,043	2%	2,929	3%

Non-U.S.	40,553	34%	38,937	34%

Short-term investments	5,107	4%	4,551	4%

Total fixed maturities	$117,804	100%	$114,895	100%

Credit Quality by Market Value

AAA	$14,289	12%	$12,669	11%

AA	34,371	29%	34,312	30%

A	28,134	24%	27,674	24%

BBB	21,283	18%	20,810	18%

BB	10,529	9%	10,270	9%

B	8,539	7%	8,580	7%

Other	659	1%	580	1%

Total fixed maturities	$117,804	100%	$114,895	100%

Cost/Amortized Cost, net

Fixed maturities available for sale	$113,364		$110,972

Other investments-fixed maturities	4,408		3,773

Short-term investments	5,108		4,551

Subtotal fixed maturities (1)	122,880		119,296

Equity securities	3,769		3,455

Private debt held-for-investment (1)	2,708		2,553

Private equities and other	16,089		15,832

Total investment portfolio	$145,446		$141,136

Avg. duration of fixed maturities (2)	4.9 years		4.7 years

Avg. market yield of fixed income investments (3)	5.8%		5.6%

Avg. credit quality	A/A		A/A

Avg. book yield of fixed income investments (3)	4.9%		4.8%

(1) Net of valuation allowance for expected credit losses.

(2) Excludes Huatai.

(3) Includes fixed maturities and other debt investments and excludes Huatai.

Investments	Page 17

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at March 31, 2024

Agency residential mortgage-backed securities (RMBS)	$9	$20,413	$-	$-	$-	$20,422

Non-agency RMBS	1,086	101	61	62	6	1,316

Commercial mortgage-backed securities	1,716	173	113	14	1	2,017

Total mortgage-backed securities at market value	$2,811	$20,687	$174	$76	$7	$23,755

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at March 31, 2024		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$4,599	$821	$146	$105	$5,671

Banks		-	1	2,604	2,163	4,768

Basic Materials		-	-	101	358	459

Communications		-	202	369	1,416	1,987

Consumer, Cyclical		-	122	610	906	1,638

Consumer, Non-Cyclical		32	473	2,402	1,759	4,666

Diversified Financial Services		1	137	440	339	917

Energy		-	89	299	1,140	1,528

Industrial		-	10	590	1,310	1,910

Utilities		211	2	1,067	983	2,263

All Others		132	351	1,436	1,892	3,811

Total		$4,975	$2,208	$10,064	$12,371	$29,618

Market Value at March 31, 2024			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$23	$52	$1	$76
Banks			-	-	-	-
Basic Materials			409	261	27	697
Communications			725	675	126	1,526
Consumer, Cyclical			1,285	1,180	41	2,506
Consumer, Non-Cyclical			1,367	1,441	67	2,875
Diversified Financial Services			293	290	-	583
Energy			786	512	5	1,303
Industrial			896	802	21	1,719
Utilities			292	114	-	406
All Others			780	1,270	88	2,138

Total			$6,856	$6,597	$376	$13,829

Investments 2	Page 18

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

March 31, 2024

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$-	$1,770	$-	$-	$-	$1,770

People’s Republic of China	-	184	1,402	-	-	1,586

Taiwan	-	985	-	-	-	985

Canada	907	-	-	-	-	907

Federative Republic of Brazil	-	-	-	-	631	631

United Mexican States	-	-	-	611	-	611

Kingdom of Thailand	-	-	587	-	-	587

Commonwealth of Australia	553	-	-	-	-	553

Province of Ontario	-	-	510	-	-	510

Socialist Republic of Vietnam	-	-	-	-	474	474

Other Non-U.S. Government Securities	552	2,561	1,336	852	923	6,224

Total	$2,012	$5,500	$3,835	$1,463	$2,028	$14,838

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

China	$-	$-	$6,240	$270	$14	$6,524

United Kingdom	24	36	934	1,184	451	2,629

Canada	145	73	942	678	411	2,249

United States (1)	-	9	295	452	858	1,614

South Korea	-	473	438	654	7	1,572

France	6	45	844	548	124	1,567

Australia	58	286	377	394	22	1,137

Japan	-	-	665	140	11	816

Germany	80	102	79	305	65	631

Netherlands	61	-	332	49	144	586

Other Non-U.S. Corporate Securities	331	453	1,760	2,340	1,506	6,390

Total	$705	$1,477	$12,906	$7,014	$3,613	$25,715

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 19

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	March 31, 2024	Market Value	Rating

1	Bank of America Corp	$818	A-

2	Morgan Stanley	724	A-

3	JP Morgan Chase & Co	664	A-

4	Wells Fargo & Co	597	BBB+

5	Citigroup Inc	556	BBB+

6	Goldman Sachs Group Inc	550	BBB+

7	UBS Group AG	410	A-

8	HSBC Holdings Plc	399	A-

9	Verizon Communications Inc	396	BBB+

10	AT&T Inc	394	BBB

Investments 4	Page 20

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended March 31, 2024

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(162)	$17	$(145)	$(690)	$42	$(648)	$(852)	$59	$(793)
Public equity:
Realized gains (losses) on sales	(1)	-	(1)	-	-	-	(1)	-	(1)
Mark-to-market	36	3	39	-	-	-	36	3	39
Private equity: Mark-to-market	127	6	133	-	-	-	127	6	133

Total investment portfolio	-	26	26	(690)	42	(648)	(690)	68	(622)
Foreign exchange	(131)	31	(100)	88	(7)	81	(43)	24	(19)
Partially-owned entities (2)	(3)	-	(3)	-	-	-	(3)	-	(3)
Current discount rate on future policy benefits	-	-	-	(20)	(20)	(40)	(20)	(20)	(40)
Instrument-specific credit risk - market risk benefits	-	-	-	5	-	5	5	-	5
Other	(10)	(2)	(12)	31	(6)	25	21	(8)	13

Net gains (losses)	$(144)	$55	$(89)	$(586)	$9	$(577)	$(730)	$64	$(666)

(1) The quarter includes pre-tax realized losses on investment derivatives of $43 million, a net decrease of the valuation allowance of expected credit losses of $41 million on fixed maturities and a net increase of $1 million on private debt held-for-investment, and impairments of $34 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended March 31, 2023

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(226)	$26	$(200)	$1,786	$(166)	$1,620	$1,560	$(140)	$1,420
Public equity:
Realized gains (losses) on sales	(5)	1	(4)	-	-	-	(5)	1	(4)
Mark-to-market	16	(2)	14	-	-	-	16	(2)	14
Private equity: Mark-to-market	257	11	268	-	-	-	257	11	268

Total investment portfolio	42	36	78	1,786	(166)	1,620	1,828	(130)	1,698
Foreign exchange	131	(18)	113	(177)	7	(170)	(46)	(11)	(57)
Partially-owned entities (4)	(4)	-	(4)	-	-	-	(4)	-	(4)
Current discount rate on future policy benefits	-	-	-	(151)	21	(130)	(151)	21	(130)
Instrument-specific credit risk - market risk benefits	-	-	-	(3)	-	(3)	(3)	-	(3)
Other	(7)	2	(5)	(33)	6	(27)	(40)	8	(32)

Net gains (losses)	$162	$20	$182	$1,422	$(132)	$1,290	$1,584	$(112)	$1,472

(3) The quarter includes pre-tax realized losses on investment derivatives of $46 million, a net reduction of the valuation allowance of expected credit losses of $2 million, and impairments of $25 million for fixed maturities.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 21

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	March 31	December 31	December 31
	2024	2023	2022
Financial Debt:

Total short-term debt (1)	$2,265	$1,460	$475

Total long-term debt (1) (2)	13,248	13,035	14,402

Total financial debt	$15,513	$14,495	$14,877

Hybrid debt:

Total trust preferred securities	309	308	308

Total	$15,822	$14,803	$15,185

Capitalization:

Chubb shareholders’ equity	$60,535	$59,507	$50,519

Hybrid debt	309	308	308

Financial debt	15,513	14,495	14,877

Total capitalization	$76,357	$74,310	$65,704

Leverage ratios (based on total capital):

Hybrid debt	0.4%	0.4%	0.5%

Financial debt	20.3%	19.5%	22.6%

Total hybrid & financial debt	20.7%	19.9%	23.1%

Note: As of March 31, 2024, there was $1.0 billion usage of credit facilities on total capacity of $4.0 billion.

(1) During Q1 2024, the $800 million 3.15% senior notes due to mature in March 2025 were reclassified to short-term debt.

(2) In March 2024, the company issued $1.0 billion of 5.00% senior notes due 2034. The use of proceeds was for general corporate purposes, including the repayment at maturity of its $0.7 billion 3.35% senior notes due May 2024.

Debt and Capital	Page 22

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended March 31
	2024	2023

Numerator
Core operating income	$2,216	$1,842
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	1	3
Tax expense on amortization adjustment	(5)	(1)
Cigna integration expenses, pre-tax	(7)	(22)
Tax benefit on Cigna integration expenses	6	3
Adjusted net realized gains (losses), pre-tax	(144)	162
Tax benefit on adjusted net realized gains (losses)	55	20
Market risk benefits gains (losses), pre- and after-tax	21	(115)

Chubb net income	$2,143	$1,892

Rollforward of Common Shares Outstanding
Shares - beginning of period	405,269,637	414,594,856
Repurchase of shares	(1,220,121)	(2,010,400)
Shares issued (canceled), excluding option exercises	728,964	1,105,813
Issued for option exercises	1,254,586	468,411

Shares - end of period	406,033,066	414,158,680

Denominator
Weighted average shares outstanding (1)	405,662,694	414,289,150
Effect of other dilutive securities	4,076,941	3,639,042

Adj. wtd. avg. shares outstanding and assumed conversions	409,739,635	417,928,192

Basic earnings per share
Core operating income	$5.46	$4.45
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.01)	-
Cigna integration expenses, net of tax	-	(0.05)
Adjusted net realized gains (losses), net of tax	(0.22)	0.45
Market risk benefits gains (losses), net of tax	0.05	(0.28)

Chubb net income	$5.28	$4.57

Diluted earnings per share
Core operating income	$5.41	$4.41
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.01)	-
Cigna integration expenses, net of tax	-	(0.05)
Adjusted net realized gains (losses), net of tax	(0.22)	0.45
Market risk benefits gains (losses), net of tax	0.05	(0.28)

Chubb net income	$5.23	$4.53

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 23

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	March 31	December 31	March 31
	2024	2023	2023

Chubb shareholders’ equity	$60,535	$59,507	$52,987
Less: Chubb goodwill and other intangible assets, net of tax	24,175	23,853	20,333

Numerator for tangible book value per share	$36,360	$35,654	$32,654

Book value - % change over prior quarter	1.7%	13.6%	4.9%
Tangible book value - % change over prior quarter	2.0%	23.3%	8.6%

Denominator: shares outstanding	406,033,066	405,269,637	414,158,680

Book value per common share	$149.09	$146.83	$127.94
Tangible book value per common share	$89.55	$87.98	$78.84

Reconciliation of Book Value

Chubb shareholders’ equity, beginning of quarter	$59,507	$52,373	$50,519

Core operating income	2,216	3,410	1,842

Amortization of fair value adjustment of acquired invested assets and long-term debt	(4)	1	2

Cigna integration expenses	(1)	(17)	(19)

Adjusted net realized gains (losses) (1)	(89)	59	182

Market risk benefits gains (losses)	21	(153)	(115)

Net unrealized gains (losses) on investments	(648)	4,776	1,620

Repurchase of shares	(316)	(720)	(428)

Dividend declared on common shares	(350)	(351)	(344)

Cumulative translation gains (losses)	81	203	(170)

Postretirement benefit liability	(1)	75	(1)

Current discount rate on future policy benefits	(40)	(353)	(130)

Instrument-specific credit risk - market risk benefits	5	(1)	(3)

Other (2)	154	205	32

Chubb shareholders’ equity, end of quarter	$60,535	$59,507	$52,987

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 24

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Cigna integration expense, amortization of fair value of acquired invested assets and debt, income tax expense, adjusted net realized gains (losses), and market risk benefits gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD, as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from certain acquisitions, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses and policy benefits in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 28-29.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, relates only to Chubb income, which excludes noncontrolling interests. It excludes from Chubb net income the after-tax impact of adjusted net realized gains (losses), market risk benefit gains (losses), Cigna integration expenses, the amortization of fair value adjustment of acquired invested assets and long-term debt related to certain acquisitions. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. We exclude the amortization of fair value adjustments on purchased invested assets and long-term debt related to certain acquisitions due to the size and complexity of these acquisitions. We also exclude Cigna integration expenses, which are incurred by the overall company and are included in Corporate. These expenses include legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. The costs are not related to the ongoing activities of the individual segments and are therefore also excluded from our definition of segment income. We believe these integration expenses are not indicative of our underlying profitability, and excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.

Chubb core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Cigna integration expenses, all attributable to Chubb, divided by Chubb income before tax excluding adjusted net realized gains (losses) before tax, market risk benefit gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Cigna integration expenses, all attributable to Chubb, before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the taxes on adjusted net realized gains (losses), market risk benefit gains (losses), amortization of the fair value adjustments related to purchased invested assets and long-term debt and Cigna integration expenses. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Metrics adjusted for the impact of the Bermuda Tax Law are adjusted to exclude the incremental deferred tax benefit for Q1 2024 of $55 million, giving recognition for transition provisions of the Bermuda Tax Law. We believe that excluding the impact of the incremental deferred tax benefit provides a better evaluation of our operating performance and enhances the understanding of the trends in the underlying business that may be obscured by this one-time item. For Q1 2024 we also exclude expense related to the Chubb Charitable Foundation given that it’s a discrete item that is not part of operating results. Excluding these one-time items facilitates the comparison of our financial results to our historical operating results.

Tangible book value per common share is Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Adjusted operating cash flow is Operating cash flow excluding the operating cash flow related to the net investing activities of Huatai’s asset management companies as it relates to the Consolidated Investment Products as required under consolidation accounting. Because these entities are investment companies, we are required to retain the investment company presentation in our consolidated results, which means, we include the net investing activities of these entities in our operating cash flows. Due to the significant impact that this required investment company classification has on the presentation of the company’s operating cash flow, the company has elected to remove the impact of these net investing activities of these investment companies. The investment company presentation is not consistent with our consolidated cash flow presentation. These net investing activities are more appropriately classified outside of operating cash flows, consistent with our consolidated investing activities, and may impact a reader’s analysis of our underlying operating cash flow related to the core insurance company operations. Accordingly, we believe that it is appropriate to adjust operating cash flow for the impact of these consolidated investment products.

Reconciliation Non-GAAP	Page 25

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:						Full Year
	1Q-24	4Q-23	3Q-23	2Q-23	1Q-23	2023
Tax expense (benefit), as reported	$340	$(680)	$412	$392	$384	$508
Less: tax expense on amortization of fair value of acquired invested assets and debt	5	1	-	6	1	8
Less: tax benefit on Cigna integration expenses	(6)	(1)	(4)	(6)	(3)	(14)
Less: tax benefit on adjusted net realized gains (losses)	(55)	(9)	(57)	(87)	(20)	(173)

Tax expense (benefit), adjusted	$396	$(671)	$473	$479	$406	$687

Income before tax, as reported	$2,483	$2,620	$2,455	$2,185	$2,276	$9,536
Less: amortization of fair value of acquired invested assets and debt	1	2	(2)	2	3	5
Less: Cigna integration expenses	(7)	(18)	(14)	(15)	(22)	(69)
Less: adjusted realized gains (losses)	(238)	(84)	(70)	(309)	(76)	(539)
Less: realized gains (losses) related to unconsolidated entities	94	134	59	(9)	238	422
Less: market risk benefits gains (losses)	21	(153)	(32)	(7)	(115)	(307)

Core operating income before tax	$2,612	$2,739	$2,514	$2,523	$2,248	$10,024

Effective tax rate	13.7%	-26.0%	16.8%	17.9%	16.9%	5.3%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	-0.2%	-0.1%	0.0%	-0.2%	0.0%	-0.1%
Adjustment for tax impact of Cigna integration expenses	0.2%	0.2%	0.1%	0.1%	0.0%	0.1%
Adjustment for tax impact of adjusted net realized gains (losses)	1.4%	0.0%	2.1%	1.3%	2.2%	1.8%
Adjustment for tax impact of market risk benefits gains (losses)	0.1%	1.4%	-0.2%	-0.1%	-1.0%	-0.2%

Core operating effective tax rate	15.2%	-24.5%	18.8%	19.0%	18.1%	6.9%

Core operating income
The following table presents the reconciliation of Chubb net income to Core operating income:						Full Year
	1Q-24	4Q-23	3Q-23	2Q-23	1Q-23	2023
Net income, as reported	$2,143	$3,300	$2,043	$1,793	$1,892	$9,028
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	1	2	(2)	2	3	5
Tax (expense) benefit on amortization adjustment	(5)	(1)	-	(6)	(1)	(8)
Cigna integration expenses, pre-tax	(7)	(18)	(14)	(15)	(22)	(69)
Tax benefit on Cigna integration expenses	6	1	4	6	3	14
Adjusted realized gains (losses), pre-tax	(238)	(84)	(70)	(309)	(76)	(539)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	94	134	59	(9)	238	422
Tax (expense) benefit on adjusted net realized gains (losses)	55	9	57	87	20	173
Market risk benefits gains (losses), pre- and after-tax	21	(153)	(32)	(7)	(115)	(307)

Core operating income	$2,216	$3,410	$2,041	$2,044	$1,842	$9,337

Catastrophe losses - after-tax	$347	$257	$544	$319	$382	$1,502
Unfavorable (favorable) prior period development (PPD) - after-tax	$(168)	$(184)	$(116)	$(155)	$(149)	$(604)

P&C Underwriting income and P&C CAY underwriting income ex Cats
The following table presents the reconciliation of Net income to P&C underwriting income and P&C CAY underwriting income ex Cats:						Full Year
	1Q-24	4Q-23	3Q-23	2Q-23	1Q-23	2023
Net income, as reported	$2,294	$3,290	$2,040	$1,793	$1,892	$9,015
Less: Income tax (expense) benefit	(342)	678	(413)	(392)	(384)	(511)
Amortization expense of purchased intangibles	(80)	(84)	(84)	(70)	(72)	(310)
Other income (expense)	191	286	154	100	296	836
Interest expense	(178)	(173)	(174)	(165)	(160)	(672)
Net investment income	1,391	1,371	1,314	1,145	1,107	4,937
Net realized gains (losses)	(101)	(123)	(103)	(304)	(77)	(607)
Market risk benefits gains (losses)	21	(153)	(32)	(7)	(115)	(307)
Cigna integration expenses	(7)	(18)	(14)	(15)	(22)	(69)
Life Insurance underlying income (loss) (2)	(2)	(13)	80	81	105	253
Add: Realized gains (losses) on crop derivatives	(1)	(2)	(7)	5	(1)	(5)

P&C underwriting income	$1,400	$1,517	$1,305	$1,425	$1,213	$5,460
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	435	300	670	400	458	1,828
Unfavorable (favorable) prior period development (PPD) - pre-tax	(207)	(177)	(200)	(200)	(196)	(773)

P&C CAY underwriting income ex Cats	$1,628	$1,640	$1,775	$1,625	$1,475	$6,515

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense) under GAAP.

(2) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 26

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average Chubb shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk – market risk benefits (MRB), all net of tax and attributable to Chubb. For the ROTE calculation, the denominator is also adjusted to exclude Chubb goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

			Full Year
	1Q-24	1Q-23	2023
Chubb net income	$2,143	$1,892	$9,028
Core operating income	$2,216	$1,842	$9,337

Equity - beginning of period, as reported	$59,507	$50,519	$50,519
Less: unrealized gains (losses) on investments, net of deferred tax	(4,177)	(7,279)	(7,279)
Less: changes in current discount rate on FPB, net of deferred tax	51	(75)	(75)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(22)	(24)	(24)

Equity - beginning of period, as adjusted	$63,655	$57,897	$57,897

Less: Chubb goodwill and other intangible assets, net of tax	23,853	20,455	20,455

Equity - beginning of period, as adjusted ex Chubb goodwill and other intangible assets	$39,802	$37,442	$37,442

Equity - end of period, as reported	$60,535	$52,987	$59,507
Less: unrealized gains (losses) on investments, net of deferred tax	(4,825)	(5,659)	(4,177)
Less: changes in current discount rate on FPB, net of deferred tax	11	(205)	51
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(17)	(27)	(22)

Equity - end of period, as adjusted	$65,366	$58,878	$63,655

Less: Chubb goodwill and other intangible assets, net of tax	24,175	20,333	23,853

Equity - end of period, as adjusted ex Chubb goodwill and other intangible assets	$41,191	$38,545	$39,802

Weighted average equity, as reported	$60,021	$51,753	$55,013
Weighted average equity, as adjusted	$64,511	$58,388	$60,776
Weighted average equity, as adjusted ex Chubb goodwill and other intangible assets	$40,497	$37,994	$38,622
ROE	14.3%	14.6%	16.4%
Core operating ROTE	21.9%	19.4%	24.2%
Core operating ROE	13.7%	12.6%	15.4%
Private equities realized gains (losses), after-tax (1)	$133	$268	$523
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	0.8 pts	1.8 pts	0.9 pts

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures
	March 31	December 31
	2024	2023	% Change
Book value	$60,535	$59,507
Less: AOCI	(7,386)	(6,809)

Book value excluding AOCI	67,921	66,316
Tangible book value	36,360	35,654
Less: Tangible AOCI	(6,581)	(5,999)

Tangible book value excluding tangible AOCI	$42,941	$41,653

Denominator: shares outstanding	406,033,066	405,269,637

Book value per share excluding AOCI	$167.28	$163.64	2.2%
Tangible book value per share excluding tangible AOCI	$105.75	$102.78	2.9%

(1) We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation of Net income and Core Operating Income adjusted to exclude one-time items for Q1 2024

Metrics below for Q1 2024 exclude two items: an incremental deferred tax benefit of $55 million related to the Bermuda tax law and a contribution to the Chubb Charitable Foundation of $30 million ($24 million after-tax) (one-time items).

	As Reported	Excluding one-time items		Excluding one-time items
	Three months ended March 31
	2024	2024	2023	% Change
Core operating income	$2,216	$2,185	$1,842	18.6%
Chubb net income	$2,143	$2,112	$1,892	11.7%

Diluted earnings per share
Chubb net income	$5.23	$5.15	$4.53	13.7%
Core operating income	$5.41	$5.33	$4.41	20.9%

Reconciliation Non-GAAP 3	Page 27

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
Q1 2024		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C

Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$3,175	$899	$48	$1,526	$137	$10	$5,795
Realized (gains) losses on crop derivatives		-	-	1	-	-	-	1

Adjusted losses and loss expenses/policy benefits	A	$3,175	$899	$49	$1,526	$137	$10	$5,796

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(236)	(170)	(3)	(26)	-	-	(435)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(236)	(170)	(3)	(26)	-	-	(435)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		48	52	28	89	(1)	(9)	207
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	39	-	-	-	39
Expense adjustments - unfavorable (favorable)		8	-	3	-	-	-	11
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-	-	-

PPD, gross of related adjustments - favorable (unfavorable)		56	52	70	89	(1)	(9)	257

CAY loss and loss expense ex Cats	B	$2,995	$781	$116	$1,589	$136	$1	$5,618

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,016	$386	$23	$1,154	$90	$107	$2,776
Expense adjustments - favorable (unfavorable)		(8)	-	(3)	-	-	-	(11)

CAY Policy acquisition costs and administrative expenses	D	$1,008	$386	$20	$1,154	$90	$107	$2,765

Denominator
Net premiums earned	E	$4,880	$1,471	$128	$3,198	$295		$9,972
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	39	-	-		39
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-		-

Net premiums earned excluding adjustments	F	$4,880	$1,471	$167	$3,198	$295		$10,011

P&C combined ratio
Loss and loss expense ratio	A/E	65.1%	61.1%	38.6%	47.7%	46.3%		58.1%
Policy acquisition cost and administrative expense ratio	C/E	20.8%	26.3%	18.0%	36.1%	30.6%		27.9%

P&C combined ratio		85.9%	87.4%	56.6%	83.8%	76.9%		86.0%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.4%	53.1%	69.5%	49.7%	46.0%		56.1%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.6%	26.2%	12.1%	36.1%	30.5%		27.6%

CAY P&C combined ratio ex Cats		82.0%	79.3%	81.6%	85.8%	76.5%		83.7%

Combined ratio
Combined ratio								86.0%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								86.0%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 28

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q1 2023		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C

Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$2,729	$888	$139	$1,347	$112	$11	$5,226
Realized (gains) losses on crop derivatives		-	-	1	-	-	-	1

Adjusted losses and loss expenses/policy benefits	A	$2,729	$888	$140	$1,347	$112	$11	$5,227

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(162)	(159)	(24)	(113)	-	-	(458)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(162)	(159)	(24)	(113)	-	-	(458)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		72	(17)	-	143	8	(10)	196
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	-	-	-	-	-
Expense adjustments - unfavorable (favorable)		3	-	-	-	-	-	3
PPD reinstatement premiums - unfavorable (favorable)		-	(1)	-	-	-	-	(1)

PPD, gross of related adjustments - favorable (unfavorable)		75	(18)	-	143	8	(10)	198

CAY loss and loss expense ex Cats	B	$2,642	$711	$116	$1,377	$120	$1	$4,967

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$908	$351	$18	$993	$71	$97	$2,438
Expense adjustments - favorable (unfavorable)		(3)	-	-	-	-	-	(3)

CAY Policy acquisition costs and administrative expenses	D	$905	$351	$18	$993	$71	$97	$2,435

Denominator
Net premiums earned	E	$4,369	$1,320	$159	$2,786	$244		$8,878
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	-	-	-		-
PPD reinstatement premiums - unfavorable (favorable)		-	(1)	-	-	-		(1)

Net premiums earned excluding adjustments	F	$4,369	$1,319	$159	$2,786	$244		$8,877

P&C combined ratio
Loss and loss expense ratio	A/E	62.5%	67.3%	88.5%	48.4%	45.7%		58.9%
Policy acquisition cost and administrative expense ratio	C/E	20.7%	26.6%	10.7%	35.6%	29.4%		27.4%

P&C combined ratio		83.2%	93.9%	99.2%	84.0%	75.1%		86.3%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.5%	53.9%	73.1%	49.4%	49.0%		55.9%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.7%	26.7%	10.8%	35.7%	29.4%		27.5%

CAY P&C combined ratio ex Cats		81.2%	80.6%	83.9%	85.1%	78.4%		83.4%

Combined ratio
Combined ratio								86.3%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								86.3%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 29

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Total P&C comprises all segments (including Corporate) except the Life Insurance segment.

Global P&C comprises all segments (including Corporate) except the Life Insurance and North America Agricultural segments.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the Life insurance segment and including the realized gains and losses on the crop derivatives.

Book value per common share: Chubb shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and Chubb shareholders’ equity.

Cigna integration expenses: Cigna integration expenses comprise legal and professional fees and all other costs directly related to the integration activities primarily of the Cigna acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Non-premium revenues and expenses included in Other income and expense, principally pertain to the management of third-party assets by Huatai Asset Management Co., Ltd. (HAM) and Huatai Baoxing, which are unrelated to Huatai Group’s core insurance operations. These revenues and expenses are recognized in the period in which the services are performed.

NM: Not meaningful.

Glossary	Page 30